UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): APRIL 29, 2002
                                (APRIL 26, 2002)



                       SECURITY CAPITAL GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


                                    MARYLAND
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                 (State or Other Jurisdiction of Incorporation)


           1-13355                                       36-3692698
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    (Commission File Number)                (I.R.S. Employer Identification No.)


    125 LINCOLN AVENUE, SANTA FE, NEW MEXICO                87501
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    Address of Principal Executive Offices)              (Zip Code)


                                 (505) 982-9292
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             (Registrant's Telephone Number, Including Area Code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On April 26, 2002, Security Capital Group Incorporated (the "Company") completed its acquisition of the entire public interest in Storage USA, Inc., a Maryland corporation ("Storage USA"). Prior to the acquisition, the Company held an approximately 41.1% interest in Storage USA and three of its directors were members of Storage USA's board of directors. Pursuant to a Purchase and Sale Agreement, dated as of December 5, 2001, as amended by Letter Agreements dated as of January 17 and April 18, 2002 (the "Purchase Agreement"), by and among Storage USA, Storage USA Trust, a Maryland real estate investment trust and a wholly owned subsidiary of Storage USA (the "Trust"), SUSA Partnership, L.P., a Tennessee limited partnership of which Storage USA is the sole general partner (the "Operating Partnership"), and the Purchase Agreement Assignment and Assumption, dated as of April 26, 2002, among the parties to the Purchase Agreement, among other things, the Company acquired all of the assets and assumed all of the liabilities of Storage USA, including all of the partnership interests owned by Storage USA and the Trust in the Operating Partnership, and Storage USA merged with and into the Operating Partnership (the "Merger"), effective April 26, 2002 (the "Effective Time"), with the Operating Partnership being the surviving entity in the Merger. Immediately prior to the Merger, Storage USA purchased from the Company all of the shares of Storage USA Common Stock (as defined below) owned by the Company and its affiliates.

      Storage USA is engaged in the management, acquisition, development, construction and franchising of self-storage facilities. As of December 31, 2001, Storage USA owned, managed and franchised 558 facilities containing 37.9 million square feet in 33 states and the District of Columbia. The Company currently intends to use Storage USA's facilities, equipment and other physical property substantially in the manner such facilities, equipment and other physical property were used by Storage USA immediately prior to the Merger.

      As a result of the Merger, each share of Storage USA common stock, par value $.01 per share (the "Common Stock"), issued and outstanding immediately prior to the Effective Time was converted into the right to receive $42.70 in cash, without interest, representing consideration of $42.50 per share plus a $0.20 per share price adjustment in lieu of a dividend for the portion of the current quarter through April 26, 2002 (the "Merger Consideration"). Holders of options on shares of Common Stock received a payment equal to the excess of the Merger Consideration over each option's exercise price per share, less certain taxes and loan repayments. As part of the transactions, holders of limited partnership units in the Operating Partnership, other than the general partner, became entitled to receive, in respect to each such unit, the same $42.70 cash consideration per share payable to Storage USA shareholders, except to the extent they are eligible and elect to remain as limited partners in the Operating Partnership. Limited partners have until May 2, 2002 to make their elections.

      The aggregate value of the transaction was approximately $1.85 billion, including the assumption or repayment of approximately $945 million of liabilities. The purchase price was based upon the Company's determination of the fair value of Storage USA, and the terms of the Purchase Agreement were determined by arms-length negotiation among the parties. The payment of the purchase price and the repayment of the debt were effected using the Company's available cash and


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cash equivalents. Following the Merger, the Common Stock ceased to trade on the
New York Stock Exchange and became eligible for delisting from such exchange and for termination of registration under the Exchange Act.

      Other than as described above, to the best knowledge of the Company, none of the Company, any affiliate, director, officer, or any associate of any director or officer of the Company had any material relationship with Storage USA prior to the transaction.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements

                  In accordance with item 7(a)(4) of Form 8-K, the Company will provide the financial information required by this Item 7(a) by filing an amendment to this Form 8-K on or about May 24, 2002.

      (b)   Pro Forma Financial Information

                  In accordance with item 7(a)(4) of Form 8-K, the Company will provide the financial information required by this Item 7(b) by filing an amendment to this Form 8-K on or about May 24, 2002.

      (c)   Exhibits

      Exhibit No.       Document Designation
      -----------       --------------------

      99.1 Purchase and Sale Agreement, dated as of December 5, 2001, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Appendix A to Storage USA, Inc.'s Proxy Statement filed on March 27, 2002, and incorporated herein by reference).

      99.2 Letter Agreement, dated as of January 17, 2002, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Exhibit 10.1 to Storage USA, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, and incorporated herein by reference).

      99.3 Letter Agreement, dated as of April 18, 2002, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Exhibit (d)(11) to Amendment No. 5 to Schedule 13E-3 filed on April 19, 2002 by the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P., and incorporated herein by reference).


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      99.4              Purchase Agreement Assignment and Assumption, dated
                        as of April 26, 2002, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed herewith).

      99.5 Press Release of Security Capital Group Incorporated dated April 26, 2002 (filed as Exhibit 99.1 to Storage USA, Inc.'s Current Report on Form 8-K dated April 19, 2002, and incorporated herein by reference).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURITY CAPITAL GROUP INCORPORATED


                                    By: /s/ Jeffrey A. Klopf
                                        ---------------------------
                                        Jeffrey A. Klopf
                                        Senior Vice President and Secretary


Dated: April 29, 2002


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                                  EXHIBIT INDEX


      99.1 Purchase and Sale Agreement, dated as of December 5, 2001, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Appendix A to Storage USA, Inc.'s Proxy Statement filed on March 27, 2002, and incorporated herein by reference).

      99.2 Letter Agreement, dated as of January 17, 2002, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Exhibit 10.1 to Storage USA, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, and incorporated herein by reference).

      99.3 Letter Agreement, dated as of April 18, 2002, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed as Exhibit (d)(11) to Amendment No. 5 to Schedule 13E-3 filed on April 19, 2002 by the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P., and incorporated herein by reference).

      99.4 Purchase Agreement Assignment and Assumption, dated as of April 26, 2002, among the Company, Storage USA, Inc., Storage USA Trust and SUSA Partnership, L.P. (filed herewith).

      99.5 Press Release of Security Capital Group Incorporated dated April 26, 2002 (filed as Exhibit 99.1 to Storage USA, Inc.'s Current Report on Form 8-K dated April 19, 2002, and incorporated herein by reference).